UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ENCISION INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENCISION INC.

6797 Winchester Circle

Boulder, CO 80301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 2, 2005

To Our Shareholders:

The Annual Meeting of Shareholders of Encision Inc., a Colorado corporation (the “Company”), will be held at 10:00 A.M. Mountain Daylight Time, on August 2, 2005, at the offices of Faegre & Benson LLP, 1900 Fifteenth Street, Boulder, Colorado, 80302, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

1.             To elect seven (7) Directors;

2.             To approve of the appointment of Gordon, Hughes & Banks, LLP as the Company’s independent public accountants, and;

3.             To transact such other business as may properly come before the meeting, or any adjournment thereof.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on June 10, 2005, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Roger C. Odell
Roger C. Odell
Chairman of the Board

July 1, 2005

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

ENCISION INC.

6797 Winchester Circle

Boulder, CO 80301

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 2, 2005

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Encision Inc., a Colorado corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 A.M. Mountain Daylight Time, on August 2, 2005, at the offices of Faegre & Benson LLP, 1900 Fifteenth Street, Boulder, Colorado, 80302 and at any and all adjournments of such meeting.

If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted for each of the nominees for director indicated herein. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting will be mailed to the Company’s shareholders on or about July 1, 2005.

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

The costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Notice of Annual Meeting and Proxy Card, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting was June 10, 2005. At the close of business on that day, there were 6,318,146 shares of no par value Common Stock (the “Common Stock”) of the Company outstanding and entitled to vote at the meeting. Each share of Common Stock is entitled to one vote.

QUORUM AND VOTING

The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of Common Stock of the Company which are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. Abstentions and broker “non-votes” will be counted for purposes of attaining a quorum. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required to elect directors and approve any other matter to be voted on by the shareholders at the meeting. Thus, abstentions and broker non-votes have the same effect as a vote against a particular proposal.

ACTION TO BE TAKEN AT THE MEETING

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (1) FOR the election of each of the seven nominees named herein for the office of Director, (2) FOR approval of the appointment of Gordon, Hughes & Banks, LLP as the Company’s independent public accountants and (3) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of June 10, 2005, the number of shares of the Company’s Common Stock owned by any person who is known by the Company to be the beneficial owner of more than 5% of the Company’s voting securities, by all individual Directors, by all Named Executive Officers and by all Officers and Directors as a group:

Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent of Class

Vern D. Kornelsen(3)	1,878,443	29.1%
John R. Serino(4)	54,444	*
David W. Newton(5)	305,715	4.7%
Roger C. Odell(6)	68,013	1.1%
Robert H. Fries(7)	15,000	*
Bruce L. Arfmann(8)	—	—
George A. Stewart(8)	—	—

All executive officers and directors as a group (11 Persons) (9)	2,421,430	37.5%

Other Shareholders holding 5% or more:

CMED Partners LLLP(10)	1,830,222	28.4%
Wasatch Advisors, Inc. (11)	559,484	8.7%
James A. Bowman (12)	609,250	9.4%

*       Less than 1%.

(1)     The address of each director and officer of the Company is 6797 Winchester Circle, Boulder, CO  80301.

(2)     Shares not outstanding but deemed beneficially owned by virtue of the individual’s right to acquire them as of June 10, 2005, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder’s name.

(3)     Includes 48,221 shares owned directly and 1,830,222 shares owned by CMED Partners LLLP, of which Mr. Kornelsen is the General Partner.

(4)     Includes 44,444 shares issuable pursuant to options exercisable as of June 10, 2005, or within 60 days of such date.

(5)     Includes 26,766 shares issuable pursuant to options exercisable as of June 10, 2005, or within 60 days of such date.

(6)     Includes 4,447 shares issuable pursuant to options exercisable as of June 10, 2005, or within 60 days of such date.

(7)     Includes 10,000 shares issuable pursuant to options exercisable as of June 10, 2005, or within 60 days of such date.

(8)     In connection with their appointment to the Board of Directors on July 1, 2005, options were granted to purchase 10,000 shares each.

(9)     Includes 134,997 shares issuable pursuant to options exercisable as of June 10, 2005, or within 60 days of such date.

(10)   The address of CMED Partners LLLP is 4605 Denice Drive, Englewood, CO  80111.

(11)   Based on Amendment No. 3 to Schedule 13G/A, filed February 14, 2005. The address of Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, UT  84111.

(12)   Based on Schedule 13D, filed August 17, 2004. The address of Mr. Bowman is 760 Walnut St., Boulder, CO  80302.

ELECTION OF DIRECTORS

(Proxy Item #1)

The Company’s Board of Directors has nominated the seven persons listed below for election as directors for the ensuing year, each to hold office until the 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their death, resignation or removal. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or such shareholder may withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

The following table sets forth the Directors of the Company, their ages as of March 31, 2005, and positions, offices held with the Company:

Name	Age	Position

Vern D. Kornelsen (1)	72	Director

Robert H. Fries (1)	56	Director

Bruce L. Arfmann (2)	58	Director

George A. Stewart (2)	62	Director

John R. Serino	57	Director President & CEO

David W. Newton	58	Director Co-Founder, VP - Technology

Roger C. Odell	54	Director Co-Founder and Chairman of the Board, VP - Business Development

(1)            Member of the Compensation Committee

(2)            Member of the Audit Committee

All directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors. The Board of Directors has an Audit Committee and a Compensation Committee. There is no family relationship between any director of the Company and any other director or officer of the Company.

Vern D. Kornelsen, a co-founder of the Company, served on the Board of Directors of the Company and as the Chief Financial Officer from 1991 through February of 1997. He was re-elected to the Board in April 1998. Mr. Kornelsen is the General Partner of CMED Partners LLLP, a major shareholder of the Company. Mr. Kornelsen is a retired CPA, having practiced as a certified public accountant in the state of Colorado for many years. For the past five years, he has been active in managing two investment partnerships, of which he is the general partner, as well as serving as an officer and director of several private companies of which he is the controlling stockholder. Mr. Kornelsen holds a bachelor’s degree in business from the University of Kansas.

Robert H. Fries was appointed to the Board of Directors effective June 2003. Mr. Fries is founder and President of FinanceVision Services, Inc. and has served as a finance executive with a broad range of large public multinational companies. Since March 2000, he has provided the Company with financial consulting services. Mr. Fries’ credentials include a Masters in Business Administration from St. John’s University, New York, a CPA and a Juris Doctorate degree.

Bruce L. Arfmann was appointed to the Board of Directors effective July 2005. Mr. Arfmann is a business consultant for private and public companies working with top management and Boards of Directors. During the 1990s he served as Executive Vice President and Chief Financial Officer for Colorado Medtech, Inc. Mr. Arfmann spent twenty years with Arthur Andersen, domestically and internationally, and was a Partner his last eight years. Mr. Arfmann received a bachelor of science degree in accounting from the University of Wyoming.

George A. Stewart was appointed to the Board of Directors effective July 2005. Mr. Stewart is an active international medical industry consultant with 35 years of experience in medical devices. He was formerly president of Pfizer Medical Devices, a group of seven specialty device companies, from 1995 through to the divestiture of those businesses in 2000. Before assuming the group presidency, Mr. Stewart was President and Chief Executive Officer of three of those businesses: Shiley Inc., Irvine CA. (1990 – 1991), Schneider Inc., Minneapolis MN and Bulach Switzerland (1991 – 1993) and Valleylab Inc., Boulder CO (1993 – 1995). Mr. Stewart holds an MBA and a BBA degree from Western Colorado University, Grand Junction CO.

John R. Serino has been President & Chief Executive Officer of the Company since July 2004. Mr. Serino is a veteran medical industry executive with over 15 years in the medical device business. From 2000 until 2004, Mr. Serino was with Quinton Cardiology Inc. as its Vice President of Sales and Marketing, where he was a member of its turnaround management team. From 1995 until 1999, he was with PLC Medical Systems, which pioneered CO2 laser systems for the treatment of patients with severe coronary artery disease, as its Vice President of Sales and Marketing. Mr. Serino holds an MBA degree from the University of La Verne and a bachelor of science degree from Crieghton University.

David W. Newton, a co-founder of the Company, has been Vice President and a Director of the Company since its inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton has an additional 14 years of experience as an electrical engineer designing electrosurgical generators and related accessories. Mr. Newton holds nine patents in the field of medical electronic equipment and holds a bachelor’s degree in electrical engineering from the University of Colorado.

Roger C. Odell, the Chairman of the Company’s Board of Directors, is a co-founder and Vice President of Business Development of the Company and has been a Director since its inception. From 1976 until 1991, Mr. Odell was employed at Valleylab in a variety of increasingly responsible engineering capacities, primarily involving electrosurgical products. Mr. Odell holds an associate of applied science degree in electrical engineering from Alfred State University.

Director Meetings

During the fiscal year ended March 31, 2005, there were twelve meetings of the Board of Directors. Except for Mr. Serino who was not a director until July 6 and Messrs. Bruce L. Arfmann and George A. Stewart who were not directors during the fiscal year, all directors nominated for re-election to the Board attended all of the meetings of the Board and committees of the Board on which they were members during fiscal year 2005. There were four meetings of the Audit Committee and two meetings of the Compensation Committee, both attended by all Directors who were members of the committees at the time of the meetings.

The Company encourages our incumbent directors to attend the Annual Meeting of Shareholders, subject to their travel schedule and other demands on their time. Except for Messrs. Arfmann and Stewart, all incumbent directors attended the 2004 Annual Meeting of Shareholders.

The Company presently complies with the board of director independence requirements of the American Stock Exchange (the “Exchange”), as currently in effect and applicable to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended March 31, 2005 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended March 31, 2005, to the best of the Company’s knowledge, the Company’s directors, officers and holders of more than 10% of its Common Stock have complied with all Section 16(a) filing requirements, except as explained below.

Richard D. Smoot, Jr., an officer, filed two Forms 4 late, reporting a total of two transactions.

Marcia K. McHaffie, an officer, filed one Form 4 late, reporting one transaction.

Judith V. King, an officer, filed one Form 4 late, reporting one transaction.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, and principal accounting officer. The Code of Ethics is available on the investor relations page of the Company’s website at www. Encision.com.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation earned or awarded to each person who served as chief executive officer of the Company during its most recently completed fiscal year, and to each executive officer of the Company who earned in excess of $100,000 during the Company’s most recently completed fiscal year, (collectively, the “Named Executive Officers”).

	Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options/# of Shares

John R. Serino,(1)	2005	138,846	—	24,742	(2)	200,000
Director, President & CEO	2004	—	—	—		—
	2003	—	—	—		—

Roger C. Odell,	2005	106,504	—	—		10,000
Director, VP - Business Development	2004	99,492	—	—		—
	2003	90,960	—	—		—

David W. Newton,	2005	106,504	—	—		—
Director, VP - Technology	2004	99,492	—	—		—
	2003	90,960	—	—		—

James A. Bowman	2005	75,408	—	614,642	(3)	—
Former Director, President & CEO	2004	175,000	—	—		—
	2003	125,000	—	—		—

(1)   Mr. Serino was appointed as our President and Chief Executive Officer on July 6, 2004.

(2)   Represents relocation paid.

(3)   Represents value from stock options.

Option Grants in Last Fiscal Year

The following table sets forth individual grants of options to acquire shares of our common stock made to the Named Executive Officers during the fiscal year ended March 31, 2005.

Name	Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date
John R. Serino	200,000	63%	$2.85	July 7, 2009
Roger C. Odell	10,000	3%	$3.00	June 26, 2009

The following table sets forth the executive officers of the Company, their ages as of March 31, 2005, and positions, offices held with the Company:

Name	Age	Position

John R. Serino	57	President & CEO

Roger C. Odell	54	VP – Business Development

David W. Newton	58	VP - Technology

Marcia McHaffie	59	Controller, Treasurer, Corporate Secretary

Judith King	55	VP - Regulatory Affairs & Quality Assurance

Richard Smoot	45	VP - Operations

Warren Taylor	44	VP - Engineering

Compensation of Directors

The Company’s outside Directors receive $12,000 a year for their services and are reimbursed for their out-of-pocket expenses incurred in connection with their directorship. Directors who serve on the Audit Committee receive an additional $6,000 a year for their services.  In connection with their appointment to the Company’s Board of Directors on July 1, 2005, Messrs. Arfmann and Stewart were each awarded options to purchase 10,000 shares of the Company’s common stock, exercisable for five years at an exercise price of $2.63.

Nominations for Director

The Company does not have a standing nominating committee. Each director participates in decisions relating to making the Company’s nominations for directors. The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be easily made on a case-by-case basis and there is no need for the added formality of a nominating committee.

The Exchange’s revised listing standards include new requirements relating to director nominations for companies listed on the Exchange, including a requirement that nominating committees be comprised entirely of independent directors or that nominations for board seats be made by a majority of a listed company’s independent directors. The Company’s Board intends to comply with the new Exchange requirements by July 31, 2005.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider director candidates proposed in accordance with the procedures set forth below under “Other Matters,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our Board and its Committees.

Shareholder Communications with Directors

Shareholders and other interested parties wishing to contact any member (or all members) of the Board of Directors or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, and all such correspondence should be sent to the Company’s principal office. Administrative staff of the Company may review any such communications to ensure that inappropriate material is not forwarded to the Board of Directors or to any individual director. The Board of Directors intends to continuously evaluate its communication process with the Company’s shareholders, and may adopt additional procedures to facilitate shareholder communications with the Company’s Board, consistent with standards of professionalism and the Company’s administrative resources.

Stock Options

On February 14, 1991, the Board of Directors and the shareholders of the Company adopted a stock option plan (the “1991 Plan”) providing for grants of stock options, stock appreciation rights and/or supplemental bonuses to employees and directors of the Company who are also employees. The 1991 Plan permitted the granting of incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and also nonqualified stock options, which do not meet the requirements of Section 422. As of March 31, 2005, options to purchase an aggregate of 249,762 shares of Common Stock (net of options canceled) had been granted pursuant to the 1991 Plan and 187,562 options had been exercised. The 1991 Plan expired on February 14, 2002 and no further stock options could be granted after that date.

On August 15, 1997, the shareholders of the Company approved the adoption of the 1997 Stock Option Plan (the “1997 Plan”) providing for grants of stock options and/or supplemental bonuses to employees and directors of the Company. The Plan permits the granting of incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422. As approved by the shareholders, the Company had reserved 800,000 shares of its Common Stock for issuance upon exercise of options granted under the 1997 Plan.

On July 24, 2002, the shareholders of the Company approved an amendment by the Board of Directors of the Company to increase the number of common shares reserved for issuance under the 1997 Plan by 100,000 shares, to a total of 900,000 from 800,000 shares of common stock subject to adjustment for dividend, stock split or other relevant changes in the Company’s capitalization.

On August 16, 2004, the shareholders of the Company approved an amendment by the Board of Directors of the Company to increase the number of common shares reserved for issuance under the 1997 Plan by 300,000 shares, to a total of 1,200,000 shares of common stock subject to adjustment for dividend, stock split or other relevant changes in the Company’s capitalization. As of March 31, 2005, options to purchase an aggregate of 1,097,532 shares of Common Stock (net of options canceled) had been granted pursuant to the 1997 Plan and 548,830 options had been exercised, leaving 548,702 still subject to exercise.

As of March 31, 2005, the market value of all shares of Common Stock subject to outstanding options was $1,627,731 (based upon the closing price as reported on the American Stock Exchange on such date). The Compensation Committee of the Board of Directors administers the Stock Option Plan.

The following table sets forth certain information regarding the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company’s 2005 fiscal year by the Named Executive Officer:

AGGREGATED 2005 FISCAL YEAR END
OPTION EXERCISES AND OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at March 31, 2005		Value of Unexercised in-the-Money Options at March 31, 2005
	(#)	($)	(#)		($)
			Exercisable	Unexercisable	Exercisable	Unexercisable

John R. Serino	—	—	—	200,000	—	—

David W. Newton	—	—	26,766	5,234	18,575	3,926

Roger C. Odell	—	—	4,447	7,753	—	—

James A. Bowman	334,416	614,642	—	—	—	—

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(Proxy Item #2)

The Board of Directors and Audit Committee have selected Gordon, Hughes & Banks, LLP as the Company’s independent accountant to audit the Company’s financial statements for the fiscal year ending March 31, 2006. The decision to engage Gordon, Hughes & Banks, LLP was approved by the Board of Directors and Audit Committee of the Company and this appointment will be submitted to the Company’s shareholders for ratification at the Annual Meeting.

On March 31, 2004, the Audit Committee engaged Gordon, Hughes & Banks, LLP as the principal accountant to audit the Company’s financial statements for the fiscal year ended March 31, 2004. We expect that a representative of Gordon, Hughes & Banks, LLP will be present at the Annual Meeting and will be available to respond to appropriate questions, and such representative will have the opportunity to make a statement at the meeting.

In June 2003, the Board of Directors directed the Audit Committee of the Board to select a new independent auditing firm. On July 15, 2003, the Company engaged the firm selected by the Audit Committee, Spicer, Jeffries & Co., as independent auditors for the fiscal year ending March 31, 2004, to replace the firm of KPMG LLP, who were dismissed as the Company’s accountants following the fiscal year ended March 31, 2003. During the period of KPMG LLP’s engagement as the Company’s independent auditors, there were no disagreements between KPMG LLP and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its reports. The report of KPMG LLP on the financial statements for the fiscal year ended March31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company was notified by Spicer Jeffries LLP that their firm would cease providing services as accountants for public registrants, and therefore that they would cease providing their services as the Company’s principal accountants effective March 31, 2004. During the period from July 15, 2003 through March 31, 2004, there were no disagreements between the Company and Spicer Jeffries LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Spicer Jeffries LLP satisfaction, would have caused Spicer Jeffries LLP to make reference to the subject matter of the disagreement in connection with its reports.

Due to Spicer Jeffries LLP’s decision to cease providing services to Encision before the filing of our 10KSB for the fiscal year ended March 31, 2004, Spicer Jeffries LLP did not issue any audit reports on our financial statements.

During the Company’s two most recent fiscal years and any subsequent interim period preceding June 30, 2005, there were no disagreements between the Company and Gordon, Hughes & Banks, LLP, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF GORDON, HUGHES & BANKS, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

OTHER MATTERS

Management of the Company knows of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

Shareholder proposals intended for presentation at the Company’s 2006 Annual Meeting of Shareholders, including shareholder recommendation for nominees for election to the Board of Directors, must be received by the Company at its offices in Boulder, Colorado, not later than May 16, 2006, and in order for any such proposal to be included in the Company’s proxy statement for the 2006 Annual Meeting of Shareholders, such proposal must be received by the Company no later than March 3, 2006.

Audit Committee Report

The Board of Directors maintains an Audit Committee comprised of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current members satisfy the Exchange’s requirement that audit committee members be “independent directors” as that term is currently defined by the Exchange’s Corporate Governance Requirements.

Until July 1, 2005, Vern D. Kornelsen and Robert H. Fries comprised the Audit Committee.  Effective July 1, 2005, Bruce L. Arfmann and George A. Stewart will comprise the Audit Committee. Their backgrounds are more fully disclosed in their biographies under “Election of Directors.”

Until July 1, 2005, Robert H. Fries was the Audit Committee’s “financial expert,” and Mr. Fries was “independent” under the Exchange’s rules as in effect and applicable to the Company during his service on the Audit Committee. Effective July 1, Bruce L. Arfmann assumed the role of the Audit Committee’s “financial expert” and is “independent” under the Exchange’s rules as currently in effect and applicable to the Company.

The Audit Committee oversees the Company’s financial process on behalf of the Board of Directors. The audit committee has adopted a written charter. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1. The Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to the Company by its independent auditors. The independent auditors and our management are expected to periodically report to the Audit Committee the extent of services provided by the independent auditors and the fees associated with these services.

The committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The committee met four times in the fiscal year ended March 31, 2005.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2005, for filing with the Securities and Exchange Commission.

Audit Fees

Fees and related expenses for the fiscal year ended March 31, 2005 audit by Gordon, Hughes & Banks, LLP were approximately $16,000, of which $1,080 has been billed through March 31, 2005 and approximately $16,000 for the fiscal year ended March 31, 2004.

Audit-Related Fees

Audit-related expenses include $5,981 to Gordon, Hughes & Banks, LLP related to the review of the financial statements contained in the Company’s quarterly 10-QSB filings for the fiscal year ended March 31, 2005, of which $5,981 has been billed through March 31, 2005. Gordon, Hughes & Banks, LLP did not render any audit-related services to the Company during the fiscal year ended March 31, 2004.

Tax Fees

Gordon, Hughes & Banks, LLP did not render any services related to tax return preparation or tax planning for the fiscal years ended March 31, 2005 or March 31, 2004.

All Other Fees

There were no aggregate fees billed for all other services rendered by Gordon, Hughes & Banks, LLP for the fiscal years ended March 31, 2005 or March 31, 2004.

The audit committee has determined that the provision of services covered by the two preceding paragraphs is compatible with maintaining the principal accountant’s independence from the Company.

Submitted by the Audit Committee

Vern D. Kornelsen, Audit Committee Member

Robert H. Fries, Audit Committee Member

ANNUAL REPORT TO SHAREHOLDERS

The Annual Report of the Company for the fiscal year ended March 31, 2005, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-KSB is being mailed to Shareholders on or about July 1, 2005 with these proxy materials.

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: 6797 Winchester Circle, Boulder, CO 80301, Attention: Marcia McHaffie. You may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.  IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

SIGNATURE

By Order of the Board of Directors

/s/ Roger C. Odell
Chairman of the Board of Directors

Boulder, Colorado
July 1, 2005

ENCISION INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2005

The undersigned hereby constitutes, appoints and authorizes John R. Serino and David W. Newton and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned’s shares of the no par value common stock of Encision Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 10:00 A.M. Mountain Daylight Time, on August 2, 2005, at the offices of Faegre & Benson LLP, 1900 Fifteenth Street, Boulder, Colorado, 80302 and at any and all adjournments thereof, for the following purposes:

1.      To elect seven (7) Directors:

☐    For all nominees listed below (except as marked to the contrary):

☐    Withhold authority to vote for the nominees listed below:

Bruce L. Arfmann
Robert H. Fries
Vern D. Kornelsen
David W. Newton
Roger C. Odell
John R. Serino
George A. Stewart

(INSTRUCTION: To withhold authority to vote for any individual nominee rather than all nominees, check the box next to “For all nominees listed below (except as marked to the contrary)” and draw a line through or otherwise strike out the name of the nominee(s) for whom authority to vote is to be withheld. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

2.      To approve of the appointment of Gordon, Hughes & Banks, LLP as the Company’s independent public accountants.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.      To transact such other business as may properly come before the meeting, or any adjournment thereof.

☐	FOR	☐	AGAINST	☐	ABSTAIN

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

DATED:	, 2005.

Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENCISION INC.  PLEASE SIGN AND RETURN THIS PROXY TO COMPUTERSHARE INVESTOR SERVICES, 350 INDIANA STREET, SUITE 800, GOLDEN, CO 80401.  THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.